Exhibit 99.2

VIPER ENERGY PARTNERS LP, A SUBSIDIARY OF DIAMONDBACK ENERGY, INC., ANNOUNCES INTENT TO CONVERT INTO CORPORATE STRUCTURE

MIDLAND, Texas, July 31, 2023 (GLOBE NEWSWIRE) -- Viper Energy Partners LP (NASDAQ:VNOM) (“Viper” or the “Company”), a subsidiary of Diamondback Energy, Inc. (NASDAQ:FANG) (“Diamondback”), today announced its intent to convert its legal status from a Delaware limited partnership into a Delaware corporation. The conversion is expected to be completed by or before December 31, 2023. After the conversion, it is expected that Viper’s current limited partners would own the same percentage of the corporation’s outstanding shares as they currently own of Viper’s outstanding equity interests.
In connection with the conversion, Viper intends to adopt a corporate governance structure designed to meet the eligibility requirements for certain indices and benchmarks, although no assurances can be provided regarding inclusion in any such index or benchmark. Because Viper is already treated as a corporation for U.S. federal income tax purposes, Viper expects that the conversion of its entity form into a Delaware corporation will not impact the current tax treatment for Viper’s current public common unitholders.
Upon conversion, it is intended that Viper’s common stockholders will have the ability to vote on all matters on which stockholders of a corporation are generally entitled to vote under the Delaware General Corporation Law, including the election of Viper’s board of directors. Immediately following the proposed conversion, Viper would be a “controlled company” under the rules of NASDAQ because Diamondback would own more than 50% of the voting power of Viper’s common stock. In addition, Diamondback intends to continue to provide general and administrative services to Viper post-conversion in substantially the same manner as Diamondback currently provides. At or around the actual conversion, Viper intends to provide additional information regarding the post-conversion structural arrangements, including the terms of Viper’s post-conversion governing documents and the arrangements providing for Diamondback’s provision of services to Viper post-conversion. It is expected that post-conversion, Viper’s publicly traded common stock will be traded on NASDAQ under the existing ticker symbol “VNOM.”
Travis Stice, Chief Executive Officer of Viper’s General Partner, stated, “Today’s announcement of Viper’s intent to convert into a Delaware corporation is an important step in the growth and evolution of Viper. When completed, this conversion will deliver increased corporate governance rights to our current limited partners and is intended to position Viper such that the value of our mineral and royalty assets can be fully recognized. We plan to structure the converted Viper in a manner that we believe will enable index and benchmark inclusion, which we believe would further broaden our investor base and improve Viper’s trading liquidity,” stated Mr. Stice.

About Viper Energy Partners LP
Viper is a limited partnership formed by Diamondback to own, acquire and exploit oil and natural gas properties in North America, with a focus on owning and acquiring mineral and royalty interests in oil-weighted basins, primarily the Permian Basin. For more information, please visit www.viperenergy.com.
About Diamondback Energy, Inc.
Diamondback is an independent oil and natural gas company headquartered in Midland, Texas focused on the acquisition, development, exploration and exploitation of unconventional, onshore oil and natural gas reserves primarily in the Permian Basin in West Texas. For more information, please visit www.diamondbackenergy.com.
Forward-Looking Statements
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which involve risks, uncertainties, and assumptions. All statements, other than statements of historical fact, including statements regarding Viper’s: future performance; business strategy; future operations; estimates and projections of operating income, losses, costs and expenses, returns, cash flow, and financial position; production levels on properties in which Viper has mineral and royalty interests, developmental activity by other operators; reserve estimates and Viper’s ability to replace or increase reserves; our intent to convert into a corporate structure and expectations regarding the timing of such conversion, potential inclusion into certain indices and benchmarks, trading liquidity, tax treatment for our public unitholders post-conversion and related statements; anticipated benefits of other strategic transactions (such as acquisitions or divestitures); and plans and objectives of (including Diamondback’s plans for developing Viper’s acreage and Viper’s cash distribution policy and common unit repurchase program) are forward-looking statements. When used in this news release, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) as they relate to Viper are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Viper believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond its control. Accordingly, forward-looking statements are not guarantees of Viper’s future performance and the actual outcomes could differ materially from what Viper expressed in its forward-looking statements.
Factors that could cause the outcomes to differ materially include (but are not limited to) the following: changes in supply and demand levels for oil, natural gas, and natural gas liquids, and the resulting impact on the price for those commodities; the impact of public health crises, including epidemic or pandemic diseases, and any related company or government policies or actions; actions taken by the members of OPEC and Russia affecting the production and pricing of oil, as well as other domestic and global political, economic, or diplomatic developments, including any impact of the ongoing war in Ukraine on the global energy markets and geopolitical stability; instability in the financial sector; concerns over economic slowdown or potential recession; rising interest rates and their impact on the cost of capital; regional supply and demand factors, including delays, curtailment delays or interruptions of production on Viper’s mineral and royalty acreage, or governmental orders, rules or regulations that impose production limits on such acreage; federal and state legislative and regulatory initiatives relating to hydraulic fracturing, including the effect of existing and future laws and governmental regulations; physical and transition risks relating to climate change and the risks and other factors disclosed in Viper’s filings with the Securities and Exchange Commission, including its Forms 10-K, 10-Q and 8-K, which can be obtained free of charge on the Securities and Exchange Commission's web site at http://www.sec.gov.
In light of these factors, the events anticipated by Viper’s forward-looking statements may not occur at the time anticipated or at all. Moreover, the new risks emerge from time to time. Viper cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly, you should not place undue reliance on any forward-looking statements made in this news release. All forward-looking statements speak only as of the date of this news release or, if earlier, as of the date they were made. Viper does not intend to, and disclaim any obligation to, update or revise any forward-looking statements unless required by applicable law.